Supplement Dated May 19, 2017

To the Current Prospectus and Statement of Additional Information

Voya Growth Plus

Voya Growth Plus New York

Issued by Voya Retirement Insurance and Annuity Company

Through its Variable Annuity Account B

This supplement updates the Prospectus and Statement of Additional Information (“SAI”) for your variable annuity contract and any subsequent supplements thereto. Please read it carefully and keep it with your copy of the Prospectus and SAI for future reference. If you have any questions, please call Customer Service at 1-800-366-0066.

Important Information Regarding the Company

Information about the Voya Retirement Insurance and Annuity Company found in your Prospectus and/or SAI is deleted and replaced with the following:

Voya Retirement Insurance and Annuity Company (the “Company,” “we,” “us,” “our”) issues the Contracts described in the prospectus and is responsible for providing each Contract’s insurance and annuity benefits. All guarantees and benefits provided under the Contracts that are not related to the separate account are subject to the claims paying ability of the Company and our general account. We are a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976. Prior to January 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company. From January 1, 2002, until August 31, 2014, the Company was known as ING Life Insurance and Annuity Company.

We are an indirect, wholly owned subsidiary of Voya Financial, Inc. (“Voya®”), which until April 7, 2014, was known as ING U.S., Inc. In May 2013, the common stock of Voya began trading on the New York Stock Exchange under the symbol “VOYA” and Voya completed its initial public offering of common stock.

We are engaged in the business of issuing insurance and annuities and providing financial services in the United States. We are authorized to conduct business in all states, the District of Columbia, Guam, Puerto Rico and the Virgin Islands.

Our principal executive offices are located at:

One Orange Way

Windsor, Connecticut 06095-4774

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Important Information Regarding the Investment Portfolios

Investment Portfolios

You bear the entire investment risk for amounts you allocate to any investment portfolio (“fund”), and you may lose your principal. The investment results of the funds are likely to differ significantly and there is no assurance that any of the funds will achieve their respective investment objectives. You should carefully consider the investment objectives, risks and charges and expenses of the funds before investing. More information is available in the fund prospectuses. Shares of the funds will rise and fall in value and you could lose money by investing in the funds. Shares of the funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency.

The following table reflects the funds that are open and available for transfers under your Contract along with each fund’s investment adviser/subadviser and investment objective. Please refer to the fund prospectuses for more detailed information. Fund prospectuses may be obtained free of charge from Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or call 1-800-366-0066, or access the Securities and Exchange Commission (“SEC”) website (http://www.sec.gov), or by contacting the SEC Public Reference Room. If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

Fund Name and Investment Adviser/Subadviser	Investment Objective
Federated Fund for U.S. Government Securities II (Primary Shares) Investment Adviser: Federated Investment Management Company	Seeks to provide current income.
Federated Government Money Fund II (Primary Shares) Investment Adviser: Federated Investment Management Company	Seeks to maintain a stable net asset value (NAV) of $1.00 per Share. The Fund’s investment objective is to provide current income consistent with stability of principal and liquidity.
Federated High Income Bond Fund II (Primary Shares) Investment Adviser: Federated Investment Management Company	Seeks high current income.
Federated Kaufman Fund II (Primary Shares) Investment Adviser: Federated Equity Management Company of Pennsylvania Subadviser: Federated Global Investment Management Corp.	Seeks capital appreciation.

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Fund Name and Investment Adviser/Subadviser	Investment Objective

Federated Managed Tail Risk Fund II
(Primary Shares)(1)(2)

Investment Adviser: Federated Global Investment Management Corp., Federated Investment Management Company and Federated Equity Management Company of Pennsylvania

Seeks capital appreciation.

Federated Managed Volatility Fund II(2)

Investment Adviser: Federated Global Investment Management Corp., Federated Investment Management Company and Federated Equity Management Company of Pennsylvania

Seeks to achieve high current income and moderate capital appreciation.

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(1)   This fund is structured as a “fund of funds.” A fund structured as a “fund of funds” may have higher fees and expenses than a fund that invests directly in debt and equity securities because it also incurs the fees and expenses of the underlying funds in which it invests. Please refer to the fund prospectus for information about the aggregate annual operating expenses of the fund and its corresponding underlying fund or funds.

(2)    This fund employs a managed volatility strategy. A managed volatility strategy is a strategy that is intended to reduce the fund’s overall volatility and downside risk, and thereby, help us manage the risks associated with providing certain guarantees under the contract. During rising markets, the hedging strategies employed to manage volatility could result in your account value rising less than would have been the case if you had been invested in a fund with substantially similar investment objectives, policies and strategies that does not utilize a volatility management strategy. In addition, the cost of these hedging strategies may have a negative impact on performance. On the other hand, investing in funds with a managed volatility strategy may be helpful in a declining market with higher market volatility because the hedging strategy will reduce your equity exposure in such circumstances.  In such cases, your account value may decline less than would have been the case if you had not invested in funds with a managed volatility strategy. There is no guarantee that a managed volatility strategy can achieve or maintain the fund’s optimal risk targets, and the fund may not perform as expected.

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